UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Local Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)   (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/30/2018

Item 1.  Reports to Stockholders.

Semiannual Report 11/30/2018 Oppenheimer Emerging Markets Local Debt Fund Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 1.800.225.5677.

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change. See the Notes to Financial Statements for more information.

Update to Shareholder Report Document Delivery

Beginning January 1, 2021, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. Enrolling in electronic delivery will enable you to receive a direct link to your full shareholder report the moment it becomes available, and limit the amount of mail you receive. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option.

How do you update your delivery preferences?

If you own these shares through a financial intermediary, you may contact your financial intermediary.

If your accounts are held through OppenheimerFunds and you receive statements, confirms, and other documents directly from us, you can enroll in our eDocs DirectSM service at oppenheimerfunds.com or by calling us. Once you’re enrolled, you’ll begin to receive email notifications of updated documents when they become available. If you have any questions, feel free to call us at 1.800.225.5677.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan Government Bond Index - Emerging Markets Global Diversified
6-Month	-4.14%	-8.69%	-3.87%
1-Year	-6.27	-10.72	-5.55
5-Year	-0.31	-1.27	-1.32
Since Inception (6/30/10)	1.24	0.66	1.13

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

3        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Performance Discussion

2018 has been a volatile year for markets, including emerging market local debt. Throughout the year, activity from central banks around the world was closely monitored as the liquidity they have been providing has been a key backstop to market sentiment over the past decade.

The U.S. Federal Reserve (Fed) increasingly tapered its re-investment program for both government and mortgage-backed securities. The Fed raised rates four times during 2018. Other central banks around the world also signaled a slow-down of liquidity support. While the European Central Bank (ECB) announcement in June was accepted as ‘dovish,’ it did commit to ending its purchase program by year-end. Later in the year, the Trump administration initiated aggressive U.S policies toward global trade relations, triggering fears of global trade wars.

Particularly in focus was the application of tariffs and counter tariffs on a wide variety of goods traded between the U.S. and China. The concerns of strained trade relations caused by U.S. policy expanded to traditionally friendly trade partners: Canada, Mexico, and the European Union. While there were periods of respite from the negative sentiment of global trade wars, particularly when a reformed NAFTA agreement was signed by the three North American countries, fears of global trade wars weighed on markets during the year.

Against this backdrop, the Fund’s Class A shares (without sales charge) produced a return of -4.14% during the six-month reporting period ended November 30, 2018.

The Fund underperformed its benchmark, the JPMorgan Government Bond Index - Emerging Markets Global Diversified (the “Index”), which returned -3.87% during the same period.

FUND REVIEW

In absolute terms, the Fund’s exposures to Brazil, Egypt and Nigeria were the largest positive contributors to returns over the period. We were overweight Brazil interest rates, relative to the Index, into the presidential election expecting a positive outcome, which benefited the Fund this reporting period. Going forward, we expect positive news on pension reform and remain overweight at period end. In Egypt, the Fund’s exposure to rates drove its positive results and offset the negative results of the Egyptian pound. The Fund’s exposure to rates in Nigeria benefited performance. Colombia, Turkey, Mexico and Russia were the largest detractors in absolute terms. The negative results in Colombia stemmed from currency exposure. In Turkey, Mexico, and Russia, the Fund’s exposure to rates drove the negative performance.

STRATEGY & OUTLOOK

Looking ahead, we believe that from a cyclical standpoint, U.S. rates and trade policy

4        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

are the key uncertainties. Over the last few weeks, we may have seen increasing clarity on both fronts. Although one might say that the direction of the former is clearer than the latter, as soon as the impact of any monetary or political action becomes concrete, both economic agents and politicians might fall into line, in our opinion. The implications of

Hemant Baijal Portfolio Manager

both issues for currency markets, in particular emerging market currencies, and real rates in many developing countries, will be positive in our view. While dispersion in returns may continue to be high for emerging market assets in the near-term, we believe the headwinds of 2018 are slowly subsiding.

Wim Vandenhoeck Portfolio Manager

5        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

South Africa	12.1%
Indonesia	11.0
Colombia	10.7
India	8.4
Mexico	8.0
Brazil	7.4
Thailand	5.9
Hungary	4.6
Russia	4.5
Malaysia	4.5

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2018, and are based on total market value of investments.

PORTFOLIO ALLOCATION
Foreign Government Obligations	84.5%
Non-Convertible Corporate Bonds and Notes	10.8
Short-Term Notes	4.2
Over-the-Counter Options Purchased	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2018, and are based on the total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

6        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	-4.14%	-6.27%	-0.31%	1.24%
Class C (OEMCX)	6/30/10	-4.68	-7.06	-1.10	0.46
Class I (OEMIX)	9/28/12	-4.14	-6.01	0.03	-0.89
Class R (OEMNX)	6/30/10	-4.30	-6.59	-0.59	0.97
Class Y (OEMYX)	6/30/10	-4.18	-6.08	-0.04	1.52

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	-8.69%	-10.72%	-1.27%	0.66%
Class C (OEMCX)	6/30/10	-5.61	-7.95	-1.10	0.46
Class I (OEMIX)	9/28/12	-4.14	-6.01	0.03	-0.89
Class R (OEMNX)	6/30/10	-4.30	-6.59	-0.59	0.97
Class Y (OEMYX)	6/30/10	-4.18	-6.08	-0.04	1.52

STANDARDIZED YIELDS

For the 30 Days Ended 11/30/18

Class A	6.95%

Class C	6.45

Class I	7.61

Class R	6.97

Class Y	7.51

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 11/30/18

Class A	6.84%

Class C	6.44

Class I	7.58

Class R	6.93

Class Y	7.45

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended November 30, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized

7        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended November 30, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the JPMorgan Government Bond Index - Emerging Markets Global Diversified, a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on November 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Actual	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During 6 Months Ended November 30, 2018
Class A	$1,000.00	$958.60	$5.66

Class C	1,000.00	953.20	9.84

Class I	1,000.00	958.60	4.18

Class R	1,000.00	957.00	7.39

Class Y	1,000.00	958.20	4.67

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.30	5.84

Class C	1,000.00	1,015.04	10.15

Class I	1,000.00	1,020.81	4.32

Class R	1,000.00	1,017.55	7.61

Class Y	1,000.00	1,020.31	4.82

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.15%
Class C	2.00
Class I	0.85
Class R	1.50
Class Y	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS November 30, 2018 Unaudited

		Principal Amount	Value
Foreign Government Obligations—84.0%
Argentina—1.4%
Argentine Republic:
2.937% Unsec. Nts., 4/30/20[1]	ARS	75,000,000	$2,111,931
15.50% Bonds, 10/17/26	ARS	4,000,000	82,239
18.20% Unsec. Nts., 10/3/21	ARS	3,195,000	67,246
48.797% [BADLARPP+325] Unsec. Nts., 3/1/20[2]	ARS	19,280,000	508,945

			2,770,361

Brazil—7.4%
Federative Republic of Brazil:
10.00% Unsec. Nts., 1/1/21	BRL	28,770,000	7,717,671
10.00% Unsec. Nts., 1/1/23	BRL	14,000,000	3,735,645
10.00% Unsec. Nts., 1/1/25	BRL	4,000,000	1,057,914
16.666% Unsec. Nts., 8/15/22[8]	BRL	1,130,000	968,790
18.447% Unsec. Nts., 5/15/45[8]	BRL	1,280,000	1,180,455

			14,660,475

Chile—3.4%
Republic of Chile:
4.50% Bonds, 3/1/21	CLP	4,050,000,000	6,127,268
4.50% Bonds, 3/1/26	CLP	400,000,000	601,245

			6,728,513

Colombia—10.6%
Republic of Colombia:
Series B, 6.25% Sr. Unsec. Nts., 11/26/25	COP	20,400,000,000	6,191,627
Series B, 7.00% Bonds, 5/4/22	COP	16,330,000,000	5,257,467
Series B, 7.50% Bonds, 8/26/26	COP	11,010,000,000	3,563,672
Series B, 10.00% Bonds, 7/24/24	COP	16,721,000,000	6,061,368

			21,074,134

Egypt—1.0%
Arab Republic of Egypt:
Series 3YR, 15.00% Bonds, 10/3/20	EGP	19,100,000	997,613
Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	20,000,000	1,057,103

			2,054,716

Hungary—4.5%
Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	1,010,000,000	4,009,926
Series 25/B, 5.50% Bonds, 6/24/25	HUF	983,000,000	4,024,303
Series 27/A, 3.00% Bonds, 10/27/27	HUF	285,000,000	990,108

			9,024,337

India—2.3%
Republic of India, 8.12% Sr. Unsec. Nts., 12/10/20	INR	130,000,000	1,892,824
State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	60,000,000	821,647
State of Maharastra:
7.99% Sr. Unsec. Nts., 10/28/25	INR	30,000,000	425,621

11        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
India (Continued)
State of Maharastra: (Continued) 8.06% Sr. Unsec. Nts., 2/11/25	INR	50,000,000	$713,378
State of Tamilnadu, 8.01% Sr. Unsec. Nts., 5/11/26	INR	50,000,000	704,484

			4,557,954

Indonesia—10.7%
Republic of Indonesia:
8.125% Sr. Unsec. Nts., 5/15/24	IDR	24,000,000,000	1,716,202
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	26,300,000,000	1,875,977
Series FR64, 6.125% Sr. Unsec. Nts., 5/15/28	IDR	65,000,000,000	4,041,339
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	38,780,000,000	2,908,325
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	56,330,000,000	3,957,180
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	91,780,000,000	6,768,028

			21,267,051

Malaysia—4.4%
Federation of Malaysia:
Series 0115, 3.955% Sr. Unsec. Nts., 9/15/25	MYR	9,000,000	2,124,348
Series 0217, 4.045% Sr. Unsec. Nts., 8/15/24	MYR	5,000,000	1,194,032
Series 0902, 4.378% Sr. Unsec. Nts., 11/29/19	MYR	22,785,000	5,492,614

			8,810,994

Mexico—4.7%
United Mexican States:
Series M, 8.00% Bonds, 6/11/20	MXN	18,300,000	893,235
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	123,580,000	5,851,634
Series M20, 10.00% Bonds, 12/5/24	MXN	51,000,000	2,625,478

			9,370,347

Peru—3.4%
Republic of Peru:
5.94% Sr. Unsec. Nts., 2/12/29[3,4]	PEN	3,100,000	934,117
6.35% Sr. Unsec. Nts., 8/12/28[3]	PEN	9,605,000	2,988,120
6.95% Sr. Unsec. Nts., 8/12/31[3]	PEN	710,000	227,795
8.20% Sr. Unsec. Nts., 8/12/26[3]	PEN	7,525,000	2,617,728

			6,767,760

Poland—3.8%
Republic of Poland:
Series 0123, 2.50% Bonds, 1/25/23	PLN	28,000,000	7,471,960

Russia—4.5%
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	208,000,000	3,060,208
Series 6211, 7.00% Bonds, 1/25/23	RUB	410,800,000	5,888,848

			8,949,056

12        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value
South Africa—11.6%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	37,400,000	$2,650,623
Series 2030, 8.00% Bonds, 1/31/30	ZAR	41,500,000	2,710,326
Series 2037, 8.50% Bonds, 1/31/37	ZAR	115,700,000	7,451,376
Series 2048, 8.75% Bonds, 2/28/48	ZAR	15,000,000	968,847
Series R186, 10.50% Bonds, 12/21/26	ZAR	41,200,000	3,228,594
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	66,250,000	4,732,446
Series R214, 6.50% Bonds, 2/28/41	ZAR	27,000,000	1,365,195

			23,107,407

Thailand—5.9%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	194,500,000	5,863,949
2.125% Sr. Unsec. Nts., 12/17/26	THB	198,400,000	5,834,061

			11,698,010

Turkey—3.8%
Republic of Turkey:
10.60% Bonds, 2/11/26	TRY	10,000,000	1,480,629
10.70% Bonds, 2/17/21	TRY	17,830,000	2,954,569
11.00% Bonds, 2/24/27	TRY	13,130,000	1,926,438
12.20% Bonds, 1/18/23	TRY	7,790,000	1,291,610

			7,653,246

Uruguay—0.6%
Oriental Republic of Uruguay, 9.875% Sr. Unsec. Nts., 6/20/22[3]	UYU	41,825,000	1,286,553

Total Foreign Government Obligations (Cost $184,554,542)			167,252,874

Corporate Bonds and Notes—10.7%
Energy—2.7%
Oil, Gas & Consumable Fuels—2.7%
Petroleos Mexicanos:
7.19% Sr. Unsec. Nts., 9/12/24[3]	MXN	38,000,000	1,502,869
7.19% Sr. Unsec. Nts., 9/12/24	MXN	16,000,000	632,787
7.65% Sr. Unsec. Nts., 11/24/21	MXN	16,000,000	724,166
Reliance Industries Ltd., 7.17% Unsec. Nts., 11/8/22	INR	170,000,000	2,379,966
YPF SA, 16.50% Sr. Unsec. Nts., 5/9/22[3]	ARS	7,670,200	130,711

			5,370,499

Financials—5.9%
Capital Markets—0.1%
Red de Carreteras de Occidente SAPIB de CV, 9.00% Sr. Sec.
Nts., 6/10/28[3]	MXN	2,300,000	103,413

Commercial Banks—1.7%
Inter-American Development Bank, 24.539% Sr. Unsec. Nts., 9/28/20[1]	TRY	6,600,000	925,474

13        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
National Bank for Agriculture & Rural Development, 8.60%
Sr. Unsec. Nts., 1/31/22	INR	170,000,000	$2,466,487

			3,391,961

Diversified Financial Services—2.4%
Power Finance Corp. Ltd., 7.50% Sr. Unsec. Nts., 9/17/20	INR	170,000,000	2,416,090
REC Ltd., 8.36% Sr. Unsec. Nts., 9/22/20	INR	170,000,000	2,462,004

			4,878,094

Real Estate Management & Development—0.5%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[5]		1,000,000	1,015,776

Thrifts & Mortgage Finance—1.2%
Housing Development Finance Corp., 7.78%, 3/24/20	INR	170,000,000	2,404,668

Industrials—0.2%
Transportation Infrastructure—0.2%
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[3]	IDR	4,400,000,000	291,225

Telecommunication Services—1.5%
Wireless Telecommunication Services—1.5%
America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	MXN	46,000,000	2,020,463
7.125% Sr. Unsec. Nts., 12/9/24	MXN	24,000,000	1,029,263

			3,049,726

Utilities—0.4%
Electric Utilities—0.4%
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[3]	COP	214,000,000	66,312
Eskom Holdings SOC Ltd., 10.00% Sr. Unsec. Nts., 1/25/23	ZAR	11,000,000	810,227

			876,539

Total Corporate Bonds and Notes (Cost $23,313,244)			21,381,901

Short-Term Notes—4.2%
Arab Republic of Egypt Treasury Bills:
18.547%, 3/19/19[1]	EGP	25,000,000	1,325,923
18.561%, 12/18/18[1]	EGP	32,000,000	1,784,648
19.102%, 4/2/19[1]	EGP	8,400,000	442,270
Argentine Republic Treasury Bills:
0.00%, 4/30/19[1]	ARS	15,500,000	436,466
0.00%, 12/28/18[1]	ARS	5,500,000	161,726
0.00%, 1/31/19[1]	ARS	17,900,000	521,837
Federal Republic of Nigeria Treasury Bills, 12.466%, 1/31/19[1]	NGN	975,000,000	2,625,091
United States Treasury Bills, 2.118%, 12/20/18[1,6]		1,000,000	998,986

Total Short-Term Notes (Cost $8,273,466)			8,296,947

14        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased—0.5%
BRL Currency Call[7]	CITNA-B	BRL	3.200	4/25/19	BRL 512,000	BRL 17,900	$4,618
BRL Currency Call[7]	JPM	BRL	3.354	9/25/19	BRL 5,150	BRL 100	18,759
CLP Currency Call[7]	CITNA-B	CLP	670.500	12/19/18	CLP 3,352,500	CLP 2,326,500	34,898
COP Currency Call[7]	GSCOI	COP	2980.000	12/20/18	COP 11,920,000	COP 8,260,000	—
IDR Currency Call[7]	GSCO-OT	IDR	15050.000	9/6/19	IDR 4,379,550,000	IDR 64,299,840	192,900
MXN Currency Call[7,9]	CITNA-B	MXN	18.000	10/23/19	MXN 5,500	MXN 350	29,556
MXN Currency Call[7]	CITNA-B	MXN	19.500	10/30/19	MXN 682,500	MXN 463,800	383,563
RUB Currency Call[7]	GSCO-OT	RUB	59.500	6/12/19	RUB 8,625,053	RUB 840,428	26,053
TRY Currency Call[7]	JPM	TRY	6.000	10/17/19	TRY 30,000	TRY 20,000	222,580
ZAR Currency Call[7]	JPM	ZAR	12.557	5/27/19	ZAR 100,330	ZAR 70,420	38,308

Total Over-the-Counter Options Purchased (Cost $1,385,412)							951,235

Total Investments, at Value (Cost $217,526,664)						99.4%	197,882,957
Net Other Assets (Liabilities)						0.6	1,257,893

Net Assets						100.0%	$199,140,850

Footnotes to Statement of Investments

1. Zero coupon bond reflects effective yield on the original acquisition date.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,148,843 or 5.10% of the Fund’s net assets at period end.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

5. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $1,015,776 or 0.51% of the Fund’s net assets at period end.

15        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

6. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $998,986. See Note 6 of the accompanying Notes.

7. Non-income producing security.

8. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

9. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 18 MXN per 1 USD.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund at period end. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2018	Gross Additions	Gross Reductions	Shares November 30, 2018

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	5,748,638	76,199,535	81,948,173	—

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$ —	$43,148	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
South Africa	$23,955,942	12.1%
Indonesia	21,751,175	11.0
Colombia	21,140,447	10.7
India	16,687,168	8.4
Mexico	15,796,426	8.0
Brazil	14,683,852	7.4
Thailand	11,698,010	5.9
Hungary	9,024,337	4.6
Russia	8,975,110	4.5
Malaysia	8,810,994	4.5
Turkey	7,875,826	4.0
Poland	7,471,960	3.8
Peru	6,767,760	3.4
Chile	6,763,410	3.4
Egypt	5,607,557	2.8
Argentina	4,021,101	2.0
Nigeria	2,625,091	1.3
Uruguay	1,286,553	0.7
China	1,015,776	0.5

16        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Geographic Holdings (Continued)	Value	Percent
United States	$998,987	0.5%
Supranational	925,475	0.5

Total	$197,882,957	100.0%

Forward Currency Exchange Contracts as of November 30, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	04/2019	BRL	3,640	USD	854	$78,189	$—
BAC	12/2018	CZK	72,910	USD	3,302	—	120,811
BAC	12/2018	ILS	7,590	USD	2,095	—	51,645
BAC	12/2018	MXN	66,610	USD	3,483	—	218,037
BAC	12/2018	PHP	103,500	USD	1,975	—	4,603
BAC	12/2018	PLN	36,393	USD	9,819	—	215,635
BAC	12/2018	THB	288,248	USD	8,850	—	81,190
BAC	12/2018	USD	6,146	COP	19,098,000	245,837	—
BAC	12/2018	USD	3,143	HUF	874,700	79,575	—
BAC	12/2018	USD	299	MXN	5,900	10,228	—
BAC	12/2018	USD	2,122	MYR	8,835	9,721	—
BAC	12/2018	USD	19	TRY	120	—	4,115
BAC	12/2018	USD	354	ZAR	5,030	—	8,740
BOA	02/2019	EUR	2,675	USD	3,086	—	37,840
BOA	12/2018	IDR	37,466,000	USD	2,522	88,338	—
BOA	12/2018	THB	3,000	USD	92	20	1,163
BOA	02/2019	USD	2,591	EUR	2,195	89,302	—
BOA	12/2018	USD	2,443	IDR	35,528,000	—	31,633
BOA	12/2018	USD	18,698	INR	1,370,429	—	925,516
BOA	12/2018	USD	1,920	MXN	39,200	—	1,776
BOA	12/2018	USD	3,273	PLN	12,420	3,788	8,444
BOA	12/2018	USD	510	THB	16,700	1,727	195
BOA	12/2018	ZAR	29,840	USD	2,028	121,117	—
CITNA-B	12/2018	BRL	410	USD	107	—	1,367
CITNA-B	12/2018	CLP	616,000	USD	898	19,184	—
CITNA-B	12/2018	COP	5,457,000	USD	1,727	—	41,102
CITNA-B	12/2018	HUF	52,000	USD	189	—	6,820
CITNA-B	12/2018	INR	9,000	USD	124	5,248	—
CITNA-B	12/2018	MXN	37,300	USD	1,923	—	95,042
CITNA-B	12/2018	PEN	4,250	USD	1,257	25	798
CITNA-B	12/2018	PLN	14,420	USD	3,870	—	64,775
CITNA-B	12/2018	RON	13,100	USD	3,201	—	13,147
CITNA-B	12/2018	RUB	116,400	USD	1,759	—	26,434
CITNA-B	12/2018	TRY	23,960	USD	4,022	532,679	—
CITNA-B	04/2019	USD	1,014	BRL	3,640	82,322	—
CITNA-B	12/2018	USD	3,601	CLP	2,483,260	—	96,697
CITNA-B	12/2018	USD	3,202	COP	9,613,000	232,375	—
CITNA-B	12/2018	USD	93	CZK	2,100	1,331	—
CITNA-B	12/2018	USD	59	HUF	16,700	842	—
CITNA-B	12/2018	USD	73	ILS	270	—	46
CITNA-B	12/2018	USD	6	INR	400	—	144
CITNA-B	12/2018 - 11/2019	USD	12,606	MXN	261,300	344,344	—
CITNA-B	12/2018	USD	3,525	PEN	11,845	24,134	630

17        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
CITNA-B	12/2018	USD	98	PLN	370	$294	$—
CITNA-B	12/2018	USD	120	RON	490	381	—
CITNA-B	12/2018	USD	3,157	RUB	213,900	—	27,475
CITNA-B	12/2018	USD	4,293	THB	140,700	18,694	6,182
CITNA-B	12/2018	USD	5,818	TRY	35,180	—	869,654
CITNA-B	12/2018	USD	15,126	ZAR	227,350	—	1,248,476
CITNA-B	12/2018	ZAR	32,910	USD	2,260	110,786	—
GSCO-OT	01/2019	BRL	90	USD	23	—	129
GSCO-OT	12/2018	COP	28,000	USD	9	—	126
GSCO-OT	12/2018	HUF	97,000	USD	344	—	4,336
GSCO-OT	12/2018	MXN	25,800	USD	1,315	3,014	53,722
GSCO-OT	12/2018	MYR	15,775	USD	3,779	—	7,475
GSCO-OT	12/2018	PLN	13,880	USD	3,633	29,694	194
GSCO-OT	12/2018	RON	3,560	USD	888	—	21,443
GSCO-OT	12/2018	RUB	152,700	USD	2,316	—	42,367
GSCO-OT	01/2019	USD	449	BRL	1,680	15,293	—
GSCO-OT	12/2018	USD	3,117	COP	9,609,000	149,490	—
GSCO-OT	12/2018	USD	145	CZK	3,300	715	—
GSCO-OT	02/2019	USD	147	EUR	125	4,134	—
GSCO-OT	12/2018	USD	271	HUF	77,000	1,191	—
GSCO-OT	09/2019	USD	2,136	IDR	34,478,400	—	177,882
GSCO-OT	12/2018	USD	2,320	MXN	46,400	46,124	664
GSCO-OT	12/2018	USD	119	MYR	495	346	—
GSCO-OT	12/2018	USD	771	PEN	2,600	2,620	67
GSCO-OT	12/2018	USD	726	PLN	2,750	480	—
GSCO-OT	06/2019	USD	7,062	RUB	456,660	416,281	—
GSCO-OT	12/2018	USD	247	ZAR	3,440	—	483
GSCO-OT	12/2018	ZAR	31,740	USD	2,192	94,323	—
HSBC	12/2018	HUF	95,000	USD	336	—	2,888
HSBC	12/2018	MXN	43,420	USD	2,275	—	146,696
HSBC	12/2018	PHP	39,900	USD	731	28,987	—
JPM	12/2018 - 01/2019	BRL	46,960	USD	12,643	149,808	664,864
JPM	12/2018	CLP	1,549,800	USD	2,309	4,922	6,479
JPM	12/2018	COP	10,090,000	USD	3,322	—	204,653
JPM	12/2018	HUF	599,000	USD	2,158	—	60,182
JPM	12/2018	INR	155,400	USD	2,135	90,309	—
JPM	12/2018	PEN	7,130	USD	2,134	—	26,285
JPM	12/2018	RUB	207,000	USD	3,051	36,045	5,838
JPM	12/2018 - 08/2019	USD	7,018	BRL	27,590	119,198	173,958
JPM	12/2018	USD	728	CLP	494,600	—	8,377
JPM	12/2018	USD	385	COP	1,244,000	1,100	—
JPM	12/2018	USD	150	HUF	42,000	2,597	—
JPM	12/2018	USD	1,333	IDR	19,453,000	—	21,818
JPM	12/2018	USD	54	INR	4,000	—	3,412
JPM	12/2018	USD	164	PHP	8,600	—	102
JPM	12/2018	USD	769	PLN	2,920	—	1,846
JPM	12/2018	USD	1,543	RUB	102,600	16,033	176
JPM	12/2018 - 10/2019	USD	5,086	TRY	33,230	—	1,105,048

18        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
JPM	12/2018	USD	2,208	ZAR	31,520	$—	$61,786
JPM	12/2018	ZAR	42,350	USD	3,002	47,885	—
Total Unrealized Appreciation and Depreciation						$3,361,070	$7,013,428

Over-the-Counter Options Written at November 30, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value

CLP Currency Put	CITNA-B	CLP 729.000	12/19/18	CLP (5,058,500)	CLP 7,290,000	$ 52,448	$ (5,059)

COP Currency Put	GSCOI	COP 3200.000	12/20/18	COP (13,300,000)	COP 19,200,000	43,585	(79,800)

IDR Currency Put	GSCO-OT	IDR 17550.000	9/6/19	IDR (74,980,880)	IDR 5,107,050,000	123,473	—

MXN Currency Put	CITNA-B	MXN 24.500	10/30/19	MXN (582,800)	MXN 857,500	506,770	(517,526)

RUB Currency Put	GSCO-OT	RUB 70.000	6/12/19	RUB (988,739)	RUB 10,147,121	450,455	(476,572)

TRY Currency Put	JPM	TRY 8.800	10/17/19	TRY (60,000)	TRY 88,000	282,818	(90,780)

ZAR Currency Call	JPM	ZAR 11.413	5/27/19	ZAR (64,010)	ZAR 91,175	55,524	(7,873)

ZAR Currency Put	JPM	ZAR 14.730	5/27/19	ZAR (82,610)	ZAR 117,695	150,863	(188,599)

Total Over-the-Counter Options Written						$ 1,665,936	$ (1,366,209)

Centrally Cleared Interest Rate Swaps at November 30, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BNP	Pay	Six-Month HUF- BUBOR- Reuters	1.210%	10/26/20	HUF 1,959,000	$—	$48,029	$48,029

BNP	Receive	Six-Month HUF- BUBOR- Reuters	3.280	10/26/28	HUF 441,900	—	(97,046)	(97,046)

BNP	Pay	MXN TIIE BANXICO	8.000	8/13/20	MXN 305,950	—	(107,151)	(107,151)

BOA	Receive	BZDI	8.240	1/2/20	BRL 73,060	—	(333,527)	(333,527)

CITNA-B	Pay	Three-Month ZAR JIBAR SAFEX	8.590	1/23/28	ZAR 69,740	—	(47,523)	(47,523)

CITNA-B	Receive	JIBA3M	7.250	7/10/20	ZAR 86,325	—	8,494	8,494

DEU	Receive	JIBA3M	7.500	8/15/20	ZAR 110,400	—	(18,729)	(18,729)
DEU	Six-Month PayPLN-WIBOR-WIBO		2.367	9/23/22	PLN 5,850	—	14,941	14,941

19        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
DEU	Pay	MXN TIIE BANXICO	6.915%	8/10/22	MXN 42,000	$—	$(129,089)	$(129,089)
		Six-Month CZK-
DEU	Pay	PRIBOR-PRBO	2.320	10/26/20	CZK 157,500	—	7,125	7,125
		MXN TIIE
DEU	Pay	BANXICO	7.600	1/27/23	MXN 90,000	—	(200,929)	(200,929)
		Six-Month
DEU	Pay	PLN-WIBOR-WIBO	2.380	9/23/22	PLN 10,000	—	27,227	27,227
		Six-Month
DEU	Pay	PLN-WIBOR-WIBO	2.415	1/25/23	PLN 7,000	—	19,874	19,874
DEU	Pay	JIBA3M	8.420	8/29/28	ZAR 76,000	—	46,861	46,861
		MXN TIIE
GSCOI	Pay	BANXICO	8.015	10/9/20	MXN 270,000	—	(90,056)	(90,056)
		Three-Month
		COP IBR OIS			COP
GSCOI	Pay	Compound	6.500	11/9/28	4,900,000	—	5,531	5,531
		MXN TIIE
GSCOI	Pay	BANXICO	8.210	1/30/19	MXN 707,900	—	(10,693)	(10,693)
GSCOI	Pay	BZDI	9.825	7/1/20	BRL 285,000	—	384,453	384,453
		MXN TIIE
GSCOI	Pay	BANXICO	7.760	9/25/20	MXN 291,400	—	(144,288)	(144,288)
JPM	Pay	BZDI	8.245	1/4/21	BRL 29,200	—	49,091	49,091
JPM	Pay	BZDI	9.480	7/1/20	BRL 240,800	—	239,880	239,880
JPM	Pay	BZDI	10.500	7/1/20	BRL 114,140	—	232,208	232,208
		MXN TIIE
SIB	Pay	BANXICO	7.250	11/4/22	MXN 45,000	—	(121,134)	(121,134)
		MXN TIIE
UBS	Pay	BANXICO	6.860	7/21/22	MXN 50,000	—	(155,146)	(155,146)

Total Centrally Cleared Interest Rate Swaps						$—	$(371,597)	$(371,597)

Over-the-Counter Interest Rate Swaps at November 30, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	Three-Month MYR KLIBOR BNM	4.010%	11/10/22	MYR 5,000	$—	$9,323	$9,323
		One-Time INR-
		FBIL-MIBOR-OIS-			INR
BOA	Pay	COMPOUND	6.700	3/8/20	1,191,380	—	(28,242)	(28,242)
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.705	3/8/23	INR 272,375	—	(97,806)	(97,806)
BOA	Receive	Six-Month INR- FBIL-MIBOR-OIS- COMPOUND	7.363	12/19/21	INR 194,500	—	(41,130)	(41,130)
BOA	Pay	One-Year INR- FBIL-MIBOR-OIS- COMPOUND	7.300	12/19/19	INR 568,500	—	35,422	35,422

20        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Over-the-Counter Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CITNA-B	Pay	Six-Month CLP-TNA	3.130%	5/29/20	CLP 8,300,000	$—	$(42,938)	$(42,938)
JPM	Pay	Three-Month COP IBR OIS Compound	7.300	6/1/26	COP 1,037,500	—	25,740	25,740
JPM	Pay	Three-Month MYR KLIBOR BNM	3.360	8/30/21	MYR 17,500	—	(41,045)	(41,045)
JPM	Pay	Three-Month COP IBR OIS Compound	5.700	3/8/19	COP 15,685,000	—	37,789	37,789
JPM	Pay	BZDI	10.130	7/1/19	BRL 50,370	—	198,258	198,258

Total Over-the-Counter Interest Rate Swaps						$—	$55,371	$55,371

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SIB	Banco Santander SA
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pounds
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble

21        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
THB	Thailand Baht
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BUBOR-Reuters	Budapest Interbank Offering Rate
BNM	Bank Negara Malaysia
BZDI	Brazil Interbank Deposit Rate
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
PRIBOR-PRBO	Prague Interbank Offering Rate
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Financial Statements.

22        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments—unaffiliated companies
(cost $217,526,664)	$197,882,957
Cash—foreign currencies (cost $105,494)	111,084
Cash used for collateral on OTC derivatives	2,121,000
Cash used for collateral on centrally cleared swaps	2,232,070
Unrealized appreciation on forward currency exchange contracts	3,361,070
Swaps, at value	306,532
Centrally cleared swaps, at value	1,083,714
Receivables and other assets:
Interest and dividends	4,335,388
Investments sold	1,283,030
Shares of beneficial interest sold	145,414
Other	41,410

Total assets	212,903,669

Liabilities
Bank overdraft	1,003,329
Unrealized depreciation on forward currency exchange contracts	7,013,428
Options written, at value (premiums received $1,665,936)	1,366,209
Swaps, at value	251,161
Centrally cleared swaps, at value	1,455,311
Payables and other liabilities:
Investments purchased (including $910,211 purchased on a when-issued or delayed delivery basis)	1,844,077
Shares of beneficial interest redeemed	705,171
Dividends	17,260
Trustees’ compensation	15,020
Distribution and service plan fees	12,692
Shareholder communications	8,214
Other	70,947

Total liabilities	13,762,819

Net Assets	$199,140,850

Composition of Net Assets
Par value of shares of beneficial interest	$30,441
Additional paid-in capital	239,109,044
Total accumulated loss	(39,998,635)

Net Assets	$199,140,850

23                OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $44,346,253 and 6,781,640 shares of beneficial interest outstanding)	$6.54

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.87

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,579,995 and 2,381,694 shares of beneficial interest outstanding)	$6.54

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $7,035,346 and 1,076,907 shares of beneficial interest outstanding)	$6.53

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,390,516 and 365,679 shares of beneficial interest outstanding)	$6.54

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $129,788,740 and 19,835,060 shares of beneficial interest outstanding)	$6.54

See accompanying Notes to Financial Statements.

24                OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF OPERATIONS For the Six Months Ended November 30, 2018 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $284,071)	$7,656,828

Dividends:
Affiliated companies	43,148

Total investment income	7,699,976
Expenses
Management fees	795,760

Distribution and service plan fees:
Class A	57,616
Class C	85,973
Class R	5,702

Transfer and shareholder servicing agent fees:
Class A	40,613
Class C	14,651
Class I	1,089
Class R	1,959
Class Y	129,864

Shareholder communications:
Class A	3,472
Class C	1,672
Class I	849
Class R	322
Class Y	8,093

Custodian fees and expenses	76,041

Legal, auditing and other professional fees	41,808

Trustees’ compensation	5,601

Borrowing fees	3,158

Other	11,364

Total expenses	1,285,607
Less reduction to custodian expenses	(407)
Less waivers and reimbursements of expenses	(61,119)

Net expenses	1,224,081
Net Investment Income	6,475,895

25                OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $8,608)	$(12,339,110)
Option contracts written	460,817
Foreign currency transactions	(653,761)
Forward currency exchange contracts	1,647,943
Swap contracts	313,184

Net realized loss	(10,570,927)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	(5,519,590)
Translation of assets and liabilities denominated in foreign currencies	262,076
Forward currency exchange contracts	(1,957,730)
Option contracts written	537,657
Swap contracts	(401,276)

Net change in unrealized appreciation/(depreciation)	(7,078,863)
Net Decrease in Net Assets Resulting from Operations	$ (11,173,895)

See accompanying Notes to Financial Statements.

26        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2018	Year Ended
	(Unaudited)	May 31, 2018[1]
Operations

Net investment income	$6,475,895	$ 11,798,896
Net realized gain (loss)	(10,570,927)	2,308,273
Net change in unrealized appreciation/(depreciation)	(7,078,863)	(16,914,284)

Net decrease in net assets resulting from operations	(11,173,895)	(2,807,115)
Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(1,353,364)	(2,796,757)
Class C	(414,623)	(819,443)
Class I	(217,465)	(759,729)
Class R	(61,528)	(120,003)
Class Y	(4,462,471)	(6,552,072)

Total dividends and distributions declared	(6,509,451)	(11,048,004)
Tax return of capital distribution:
Class A	—	(179,358)
Class C	—	(52,552)
Class I	—	(48,722)
Class R	—	(7,696)
Class Y	—	(420,189)

Total return of capital distribution	—	(708,517)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(6,967,020)	13,691,683
Class C	(3,010,552)	7,444,313
Class I	(44,731)	(353,830)
Class R	(371,249)	1,109,583
Class Y	(21,140,005)	122,059,010

Total beneficial interest transactions	(31,533,557)	143,950,759
Net Assets
Total increase (decrease)	(49,216,903)	129,387,123
Beginning of period	248,357,753	118,970,630

End of period	$199,140,850	$ 248,357,753

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements,

Note 2– New Accounting Pronouncements for further details.

See accompanying Notes to Financial Statements.

27        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]

Class A
Per Share Operating Data
Net asset value, beginning of period	$7.02	$7.38	$7.17	$7.80	$9.27	$10.35
Income (loss) from investment operations:
Net investment income[2]	0.19	0.42	0.44	0.53	0.39	0.48
Net realized and unrealized gain (loss)	(0.48)	(0.36)	0.45	(0.65)	(1.43)	(0.93)
Total from investment operations	(0.29)	0.06	0.89	(0.12)	(1.04)	(0.45)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.40)	0.00	0.00	(0.42)	(0.13)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.15)
Tax return of capital distribution	0.00	(0.02)	(0.68)	(0.51)	(0.01)	(0.35)
Total dividends and/or distributions to shareholders	(0.19)	(0.42)	(0.68)	(0.51)	(0.43)	(0.63)
Net asset value, end of period	$6.54	$7.02	$7.38	$7.17	$7.80	$9.27

Total Return, at Net Asset
Value[3]	(4.14)%	0.62%	13.03%	(1.29)%	(11.49)%	(4.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,346	$55,015	$44,710	$47,515	$32,520	$45,660
Average net assets (in thousands)	$47,577	$53,092	$50,009	$31,493	$38,815	$50,865
Ratios to average net assets:[4]
Net investment income	5.63%	5.60%	6.03%	7.37%	4.51%	5.08%
Expenses excluding specific expenses listed below	1.25%	1.29%	1.44%	1.51%	1.46%	1.41%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	1.25%	1.29%	1.44%	1.51%	1.46%	1.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.15%	1.24%	1.25%	1.25%	1.25%
Portfolio turnover rate	31%	48%	87%	108%	107%	251%

28        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2018	1.25%
Year Ended May 31, 2018	1.29%
Year Ended May 31, 2017	1.44%
Year Ended May 31, 2016	1.51%
Year Ended May 29, 2015	1.47%
Year Ended May 30, 2014	1.41%

See accompanying Notes to Financial Statements.

29        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$7.02	$7.38	$7.17	$7.80	$9.27	$10.35

Income (loss) from investment operations:
Net investment income[2]	0.16	0.36	0.38	0.46	0.32	0.41
Net realized and unrealized gain (loss)	(0.48)	(0.36)	0.46	(0.63)	(1.42)	(0.94)

Total from investment operations	(0.32)	0.00	0.84	(0.17)	(1.10)	(0.53)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.34)	0.00	0.00	(0.36)	(0.11)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.15)
Tax return of capital distribution	0.00	(0.02)	(0.63)	(0.46)	(0.01)	(0.29)

Total dividends and/or distributions to shareholders	(0.16)	(0.36)	(0.63)	(0.46)	(0.37)	(0.55)

Net asset value, end of period	$6.54	$7.02	$7.38	$7.17	$7.80	$9.27

Total Return, at Net Asset Value[3]	(4.68)%	(0.09)%	12.18%	(2.03)%	(12.15)%	(4.92)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,580	$19,932	$13,633	$8,183	$10,267	$15,128

Average net assets (in thousands)	$17,161	$18,345	$10,161	$8,468	$12,919	$18,262

Ratios to average net assets:[4]
Net investment income	4.78%	4.75%	5.27%	6.38%	3.74%	4.32%
Expenses excluding specific expenses listed below	2.01%	2.05%	2.24%	2.38%	2.31%	2.29%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	2.01%	2.05%	2.24%	2.38%	2.31%	2.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Portfolio turnover rate	31%	48%	87%	108%	107%	251%

30        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2018	2.01%
Year Ended May 31, 2018	2.05%
Year Ended May 31, 2017	2.24%
Year Ended May 31, 2016	2.38%
Year Ended May 29, 2015	2.32%
Year Ended May 30, 2014	2.29%

See accompanying Notes to Financial Statements.

31        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$7.02	$7.37	$7.16	$7.79	$9.26	$10.34

Income (loss) from investment operations:
Net investment income[2]	0.20	0.44	0.46	0.54	0.32	0.52
Net realized and unrealized gain (loss)	(0.49)	(0.35)	0.46	(0.63)	(1.32)	(0.94)

Total from investment operations	(0.29)	0.09	0.92	(0.09)	(1.00)	(0.42)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.41)	0.00	0.00	(0.46)	(0.14)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.15)
Tax return of capital distribution	0.00	(0.03)	(0.71)	(0.54)	(0.01)	(0.37)

Total dividends and/or distributions to shareholders	(0.20)	(0.44)	(0.71)	(0.54)	(0.47)	(0.66)

Net asset value, end of period	$6.53	$7.02	$7.37	$7.16	$7.79	$9.26

Total Return, at Net Asset Value[3]	(4.14)%	1.05%	13.47%	(0.91)%	(11.15)%	(3.83)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,035	$7,601	$8,089	$2,325	$2,339	$34

Average net assets (in thousands)	$7,234	$13,701	$5,000	$2,226	$1,212	$19

Ratios to average net assets:[4]
Net investment income	5.93%	5.90%	6.42%	7.57%	4.02%	5.63%
Expenses excluding specific expenses listed below	0.88%	0.87%	1.03%	1.11%	1.08%	1.02%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.88%	0.87%	1.03%	1.11%	1.08%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.85%	0.85%	0.85%	0.84%	0.85%

Portfolio turnover rate	31%	48%	87%	108%	107%	251%

32        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2018	0.88%
Year Ended May 31, 2018	0.87%
Year Ended May 31, 2017	1.03%
Year Ended May 31, 2016	1.11%
Year Ended May 29, 2015	1.09%
Year Ended May 30, 2014	1.02%

See accompanying Notes to Financial Statements.

33        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$7.02	$7.38	$7.17	$7.80	$9.27	$10.35

Income (loss) from investment operations:
Net investment income[2]	0.18	0.39	0.42	0.51	0.36	0.46
Net realized and unrealized gain (loss)	(0.48)	(0.36)	0.45	(0.65)	(1.42)	(0.94)

Total from investment operations	(0.30)	0.03	0.87	(0.14)	(1.06)	(0.48)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.37)	0.00	0.00	(0.40)	(0.12)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.15)
Tax return of capital distribution	0.00	(0.02)	(0.66)	(0.49)	(0.01)	(0.33)

Total dividends and/or distributions to shareholders	(0.18)	(0.39)	(0.66)	(0.49)	(0.41)	(0.60)

Net asset value, end of period	$6.54	$7.02	$7.38	$7.17	$7.80	$9.27

Total Return, at Net Asset Value[3]	(4.30)%	0.27%	12.74%	(1.54)%	(11.71)%	(4.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,391	$2,935	$2,023	$1,550	$1,377	$1,957

Average net assets (in thousands)	$2,300	$2,436	$1,539	$1,214	$1,658	$2,189

Ratios to average net assets:[4]
Net investment income	5.28%	5.25%	5.77%	7.01%	4.22%	4.82%
Expenses excluding specific expenses listed below	1.52%	1.55%	1.73%	1.87%	1.80%	1.79%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.52%	1.55%	1.73%	1.87%	1.80%	1.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Portfolio turnover rate	31%	48%	87%	108%	107%	251%

34        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2018	1.52%
Year Ended May 31, 2018	1.55%
Year Ended May 31, 2017	1.73%
Year Ended May 31, 2016	1.87%
Year Ended May 29, 2015	1.81%
Year Ended May 30, 2014	1.79%

See accompanying Notes to Financial Statements.

35        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]
Per Share Operating Data
Net asset value, beginning of period	$7.03	$7.38	$7.17	$7.79	$9.26	$10.34
Income (loss) from investment operations:
Net investment income[2]	0.19	0.44	0.46	0.54	0.43	0.51
Net realized and unrealized gain (loss)	(0.48)	(0.35)	0.45	(0.63)	(1.44)	(0.94)

Total from investment operations	(0.29)	0.09	0.91	(0.09)	(1.01)	(0.43)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.41)	0.00	0.00	(0.45)	(0.13)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.15)
Tax return of capital distribution	0.00	(0.03)	(0.70)	(0.53)	(0.01)	(0.37)

Total dividends and/or distributions to shareholders	(0.20)	(0.44)	(0.70)	(0.53)	(0.46)	(0.65)
Net asset value, end of period	$6.54	$7.03	$7.38	$7.17	$7.79	$9.26

Total Return, at Net Asset Value[3]	(4.18)%	0.96%	13.35%	(0.87)%	(11.24)%	(3.91)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129,789	$162,875	$50,516	$3,437	$4,185	$10,558
Average net assets (in thousands)	$152,203	$121,012	$17,194	$3,265	$7,931	$10,338
Ratios to average net assets:[4]
Net investment income	5.83%	5.80%	6.33%	7.48%	4.93%	5.43%
Expenses excluding specific expenses listed below	1.00%	1.04%	1.22%	1.35%	1.27%	1.22%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.00%	1.04%	1.22%	1.35%	1.27%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Portfolio turnover rate	31%	48%	87%	108%	107%	251%

36        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2018	1.00%
Year Ended May 31, 2018	1.04%
Year Ended May 31, 2017	1.22%
Year Ended May 31, 2016	1.35%
Year Ended May 29, 2015	1.28%
Year Ended May 30, 2014	1.22%

See accompanying Notes to Financial Statements.

37                OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS November 30, 2018 Unaudited

1. Organization

Oppenheimer Emerging Markets Local Debt Fund (the “Fund”), is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

    For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

38        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

2. Significant Accounting Policies (Continued)

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

39                OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended May 31, 2018, the Fund utilized $783,091 of capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund had post-October losses of $828,720, which were deferred. Details of the fiscal year ended May 31, 2018 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses will be carried forward to future years if not offset by gains.

Expiring
2019	$ 6,167,979

Of these losses $6,167,979 are C Corporation capital loss carryforwards, which expire 5/31/19.

At period end, it is estimated that the capital loss carryforwards would be $6,167,979 expiring by 2019 and $10,570,927, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

40        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

2. Significant Accounting Policies (Continued)

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$218,278,478

Federal tax cost of other investments	(1,560,442)

Total federal tax cost	$216,718,036

Gross unrealized appreciation	$6,845,222

Gross unrealized depreciation	(30,896,363)

Net unrealized depreciation	$(24,051,141)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

41        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

42        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

43        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$167,252,874	$—	$167,252,874
Corporate Bonds and Notes	—	21,381,901	—	21,381,901
Short-Term Notes	—	8,296,947	—	8,296,947
Over-the-Counter Options Purchased	—	951,235	—	951,235
Total Investments, at Value	—	197,882,957	—	197,882,957
Other Financial Instruments:
Swaps, at value	—	306,532	—	306,532
Centrally cleared swaps, at value	—	1,083,714	—	1,083,714
Forward currency exchange contracts	—	3,361,070	—	3,361,070
Total Assets	$—	$202,634,273	$—	$202,634,273

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(251,161)	$—	$(251,161)
Centrally cleared swaps, at value	—	(1,455,311)	—	(1,455,311)
Options written, at value	—	(1,366,209)	—	(1,366,209)
Forward currency exchange contracts	—	(7,013,428)	—	(7,013,428)
Total Liabilities	$—	$(10,086,109)	$—	$(10,086,109)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

    For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may

44        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

4. Investments and Risks (Continued)

also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds. At period end, the Fund had no holdings in IGMMF.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price

45        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$910,211

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields,

46        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

5. Market Risk Factors (Continued)

are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are

47        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

    The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

    During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $124,625,376 and $129,702,997, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

48        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

    During the reporting period, the Fund had an ending monthly average market value of $650,184 and $70,088 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

    The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

    During the reporting period, the Fund had an ending monthly average market value of $96,344 and $1,110,937 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

49        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $37,043,921 and $322,354,402 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $156,652.

50        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that

51        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$ 349,037	$(349,037)	$ –	$ –	$ –
Barclays Bank plc	423,550	(423,550)	–	–	–
Citibank NA	1,825,274	(1,825,274)	–	–	–
Goldman Sachs Bank USA	982,658	(785,460)	–	–	197,198
HSBC Bank USA NA	28,987	(28,987)	–	–	–
JPMorgan Chase Bank NA	1,009,331	(1,009,331)	–	–	–

	$ 4,618,837	$ (4,421,639)	$ –	$ –	$ 197,198

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(1,173,745)	$349,037	$–	$270,000	$(554,708)
Barclays Bank plc	(704,776)	423,550	70,226	211,000	–
Citibank NA	(3,064,312)	1,825,274	–	960,000	(279,038)
Goldman Sachs Bank USA	(785,460)	785,460	–	–	–

52     OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty		Gross Amounts Not Offset in the Statement of Assets & Liabilities	*		Financial Instruments Available for Offset		Financial Instruments Collateral Pledged**		Cash Collateral Pledged**		Net Amount

Goldman Sachs
International	$	(79,800)		$	–	$	–	$	–	$	(79,800)
HSBC Bank USA NA		(149,584)			28,987		–		–		(120,597)
JPMorgan Chase Bank
NA		(2,673,121)			1,009,331		869,118		680,000		(114,672)

		$(8,630,798)			$4,421,639		$939,344		$2,121,000		$(1,148,815)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Swaps, at value	$306,532		Swaps, at value	$251,161
Interest rate contracts	Centrally cleared swaps, at value	1,083,714		Centrally cleared swaps, at value	1,455,311
	Unrealized appreciation on			Unrealized depreciation on
Forward currency	foreign currency exchange			foreign currency exchange
exchange contracts	contracts	3,361,070		contracts	7,013,428
Currency contracts				Options written, at value	1,366,209
Currency contracts	Investments, at value	951,235	*

Total		$5,702,551			$10,086,109

*Amounts relate to purchased options.

The effect of derivative instruments on the Statement of Operations is as follows:

		Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments		Investment transactions in unaffiliated companies*		Option contracts written	Forward currency exchange contracts	Swap contracts	Total
Currency contracts	$	(134,662)	$	509,868	$—	$—	$375,206
Equity contracts		108,335		(49,051)	—	—	59,284
Forward currency exchange contracts		—		—	1,647,943	—	1,647,943
Interest rate contracts		—		—	—	313,184	313,184

Total	$	(26,327)	$	460,817	$1,647,943	$313,184	$2,395,617

53        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments		Investment transactions in unaffiliated companies*		Option contracts written		Forward currency exchange contracts		Swap contracts		Total
Currency contracts	$	(526,320)	$	537,657	$	—	$	—	$	11,337
Forward currency exchange contracts		—		—		(1,957,730)		—		(1,957,730)
Interest rate contracts		—		—		—		(401,276)		(401,276)

Total	$	(526,320)	$	537,657	$	(1,957,730)	$	(401,276)	$	(2,347,669)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 30, 2018		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	1,153,726	$7,692,974	5,762,810	$43,318,445
Dividends and/or distributions reinvested	191,781	1,264,169	370,610	2,771,775
Redeemed	(2,398,688)	(15,924,163)	(4,358,316)	(32,398,537)

Net increase (decrease)	(1,053,181)	$(6,967,020)	1,775,104	$13,691,683

Class C
Sold	209,412	$1,386,746	1,716,729	$12,870,446
Dividends and/or distributions reinvested	61,272	404,040	113,131	846,592
Redeemed	(726,404)	(4,801,338)	(839,358)	(6,272,725)

Net increase (decrease)	(455,720)	$(3,010,552)	990,502	$7,444,313

Class I
Sold	215,898	$1,429,398	1,771,836	$13,319,343
Dividends and/or distributions reinvested	33,046	217,369	103,975	780,106
Redeemed	(255,549)	(1,691,498)	(1,889,686)	(14,453,279)

Net decrease	(6,605)	$(44,731)	(13,875)	$(353,830)

Class R
Sold	112,182	$735,789	325,225	$2,463,467
Dividends and/or distributions reinvested	9,143	60,271	16,951	126,639
Redeemed	(173,750)	(1,167,309)	(198,289)	(1,480,523)

Net increase (decrease)	(52,425)	$(371,249)	143,887	$1,109,583

54        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended November 30, 2018			Year Ended May 31, 2018
	Shares		Amount	Shares		Amount
Class Y
Sold	8,000,858	$	53,487,796	26,087,049	$	195,579,129
Dividends and/or distributions reinvested	676,123		4,460,206	927,066		6,937,468
Redeemed	(12,021,599)		(79,088,007)	(10,677,026)		(80,457,587)

Net increase (decrease)	(3,344,618)	$	(21,140,005)	16,337,089	$	122,059,010

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$71,991,539	$86,756,150

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.70%
Next $500 million	0.65
Next $4 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.70% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the

55        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed

56        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

9. Fees and Other Transactions with Affiliates (Continued)

in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

November 30, 2018	$24,655	$—	$3,034	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 1.15% for Class A shares, 2.00% for Class C shares, 0.85% for Class I shares, 1.50% for Class R shares and 0.95% for Class Y shares, as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$21,955
Class C	256
Class I	773
Class R	126
Class Y	35,638

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,371 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity.

57        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Borrowings and Other Financing (Continued)

Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

58        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”).Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

59        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Hemant Baijal and Wim Vandenhoeck, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund and the Managers, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail emerging-markets local-currency bond funds. The Board noted that the Fund outperformed its category median for the three- and five-year periods, though it underperformed for the one-year period. The Board further noted that the Fund’s performance ranked in the 12th and 15th percentile of the category for the three- and five-year periods, respectively.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser with similar investment mandates. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load emerging-markets local-currency bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than their respective peer group medians and category medians. The Board considered that the Adviser has contractually agreed to waive fees and/or reimburse certain Fund expenses so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.15% for Class A shares; 2.00% for Class C shares; 1.50% for Class R shares; 0.95% for Class Y shares; and 0.85% for Class I shares. This waiver and/or reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless

60        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

approved by the Board. The Board also considered that the Adviser has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Adviser or its affiliates. Finally, the Board considered that the Adviser, in its capacity as the Fund’s transfer agent, voluntarily waived and/or reimbursed the Fund for transfer agent fees in an amount equal to 0.015% of average annual net assets, and that effective January 1, 2018, after discussions with the Board, the Fund’s transfer agent fee rate was decreased.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

61        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

62        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Hemant Baijal, Vice President
Wim Vandenhoeck, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2019 OppenheimerFunds, Inc. All rights reserved.

63        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

64        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to
account information and transactions or call us at 800.CALL
OPP (800.225.5677) for 24-hr automated information and
automated transactions. Representatives also available
Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us	Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2019 OppenheimerFunds Distributor, Inc. All rights reserved.
RS1360. 001. 1118 January 22, 2019

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Local Debt Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/18/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/18/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/18/2019